Manager's Discussion

Your Fund's Objective: The Franklin Principal Maturity Trust's primary objective is to manage a portfolio of securities with the goal of returning $10.00 per share to investors on or shortly before May 31, 2001, while providing high, monthly income. No assurances can be made that the fund will achieve this goal.


Dear Shareholder:

It's a pleasure to bring you the Franklin Principal Maturity Trust's semi-annual report for the period ended May 31, 1997.

The expanding U.S. economy showed few signs of inflationary pressure during the reporting period. However, the Federal Reserve (the Fed) worried that continued growth might create new price or wage increases. In March, the Fed raised short-term interest rates by 25 basis points, from 5.25% to 5.50%. Despite continued low inflation, interest rates experienced a moderate increase for the period, in part because of the Fed's small rate hike. Within this environment, the fund generated a positive cumulative total return of +9.43%, based on its change in market price on the New York Stock Exchange for this reporting period ended May 31, 1997.

The fund's portfolio remained largely unchanged during the six-month period. Anticipating continued economic growth, we maintained several holdings that could do well in the nation's expansionary environment, including Lone Star Cement; Carson Pirie Scott & Co., a Midwest department store chain; and Rexene, a chemical company that produces plastics used chiefly in consumer goods. Two positions that performed exceptionally well during the reporting period are homebuilder, NV Ryan, and Boeing supplier, Ladish. During the period, NV Ryan reached an attractive selling price, and we liquidated our position for a gain. As a supplier to Boeing Co., Ladish benefited significantly from Boeing's heavy back log of orders, and at the close of the period, we remain optimistic regarding its future.

Although the fund enjoyed several successes over the period, not all of our holdings performed as well as we had hoped. The fund realized a net loss on our position in Harvard Industries. Its strong, past performance and the high yields of its securities originally attracted us to the company. Unfortunately, Harvard Industries was encumbered by unexpectedly heavy losses from an ill advised takeover of another company, Doehler-Jarvis. Upon the take over, Harvard assumed numerous non-performing contracts, eventually forcing it into Chapter 11 bankruptcy.

With our fund objective of returning $10.00 per share drawing near, we plan to become more conservative in our portfolio selections. In the future, we intend to focus on more defensive investments, to facilitate liquidation of the portfolio by May 2001. With this goal in mind, we are already working on raising the credit quality standards for the high yield bonds we own.

This discussion reflects the strategies we employed for the fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Sincerely,

Charles B. Johnson
President
Franklin Principal Maturity Trust

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Dividend Distributions
12/1/96 - 5/31/97

                   Dividend
Month             per Share
-----------------------------
December            4.5 cents

January             4.5 cents

February            4.5 cents

March               4.5 cents

April               4.5 cents

May                 4.5 cents
-----------------------------
Total              27.0 cents


Past performance is not predictive of future results.


Performance  Summary

We are  pleased  to  report  that the  Franklin  Principal
Maturity Trust's share price on the New York Stock Exchange (NYSE) increased 50 cents, from $8.25 on November 30, 1996, to $8.75 on May 31, 1997. The Trust's net asset value per share decreased 40 cents, from $9.57, to $9.17, for the same period.

During the reporting period, the Trust distributed income dividends totaling 27 cents ($0.27) per share. Dividends will vary based on the earnings of the portfolio, and past distributions are not predictive of future trends.

Based on an annualization of May's monthly dividend of 4.5 cents ($0.045 per share) and the NYSE closing price of $8.75 on May 31, 1997, the Trust's distribution rate was 6.17%.

The Franklin Principal Maturity Trust reported a cumulative total return of +9.43% for the six-month period ended May 31, 1997. Total return reflects the change in the Trust's share price on the NYSE. Based on the change in net asset value (as opposed to market price), the six-month total return for the same period was -1.16%. All total returns assume the reinvestment of dividends and capital gains at market price on the reinvestment date.

We urge you to view your investment in Franklin Principal Maturity Trust with a long-term perspective. As the table below shows, the Trust reported a cumulative total return of 91.43%, based on net asset value, since its inception on January 19, 1989.

Periods ended May 31, 1997

                                                          Since
                                                       Inception
                                      1-Year  5-Year   (1/19/89)
----------------------------------------------------------------

Cumulative Total Return 1

 Based on change in net asset value   9.10%   53.68%    91.43%
 Based on change in market price 22.35% 56.31% 68.28% Average Annual Total Return 1
 Based on change in net asset value   9.10%    8.97%     8.16%
 Based on change in market price     22.35%    9.34%     6.49%
Distribution Rate 2                   6.17%

1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions, at market price on the reinvestment date.

2. Distribution rate is based on the annualization of the Trust's May 4.5 cents per share monthly dividend and the New York Stock Exchange closing price of $8.75 on May 31, 1997.



Franklin Principal Maturity Trust
Statement of Investments in Securities and Net Assets, May 31, 1997 (unaudited)




  SHARES/                                                                                               VALUE
 WARRANTS                                                                                             (NOTE 1)
                     Common Stocks & Warrants  26.4%
                     Aerospace/Defense  7.4%
  2,144,000     a,g  Ladish Co., Inc. ...........................................................    $ 4,824,000
        895     a,g  Ladish Co., Inc., warrants .................................................      9,176,979
      5,000     a    Sabreliner Corp., warrants .................................................         37,500
                                                                                                   -------------
                                                                                                      14,038,479
                                                                                                   -------------
                     Chemicals  3.8%
      4,942     a    Lanesborough Corp. .........................................................             49
    475,000          Rexene Corp. ...............................................................      7,065,625
                                                                                                   -------------
                                                                                                       7,065,674
                                                                                                   -------------
                     Commercial Services  1.8%
    227,991     a    Emcor Group, Inc. ..........................................................      3,284,507
                                                                                                   -------------
                     Electronics  0.1%
     27,620     a    Ampex Group, Inc. ..........................................................        177,804
                                                                                                   -------------
                     Forest/Paper Products  0.4%
    357,221     a    WTD Industries, Inc. .......................................................        781,421
                                                                                                   -------------
                     Industrial  6.3%
    286,075          Lone Star Industries, Inc. .................................................     11,371,481
    274,444     a,c,gTriangle Wire & Cable Corp. ................................................        411,666
                                                                                                   -------------
                                                                                                      11,783,147
                                                                                                   -------------
                     Real Estate
     65,393     a    XRC Corp. ..................................................................            654
                                                                                                   -------------
                     Retail  5.2%
    300,510     a    Carson Pirie Scott & Co. ...................................................      9,691,448
        456     a    Hills Stores Co. ...........................................................          2,166
                                                                                                   -------------
                                                                                                       9,693,614
                                                                                                   -------------
                     Technology/Information Systems  0.5%
     48,081     a    Wang Laboratories, Inc. ....................................................        985,661
                                                                                                   -------------
                     Utilities  0.9%
    248,077     a    El Paso Electric Co. .......................................................      1,767,549
                                                                                                   -------------
                     Wireless/Telecommunications
     13,500     a    International Wireless Communication, warrants .............................            135
                                                                                                   -------------
                           Total Common Stocks & Warrants (Cost $23,412,986) ....................     49,578,645
                                                                                                   -------------
                     Preferred Stocks  3.1%
                     Automotive  0.1%
    203,479     a    Harvard Industries, Inc., 14.25% pfd., PIK .................................        152,609
                                                                                                   -------------
                     Cable Television  2.9%
     56,590     a    Cablevision Systems Corp., Series M, 11.125% pfd., PIK .....................      5,390,198
                                                                                                   -------------
                     Financial Services  0.1%
     20,000          Nortel, Inversora, SA, pfd., Series B ......................................        270,000
                                                                                                   -------------
                           Total Preferred Stocks (Cost $10,004,331) ............................      5,812,807
                                                                                                   -------------
                     Convertible Preferred Stocks
     19,498     a    Hills Stores Co., cvt. pfd., Series A (Cost $392,397) ......................         96,271
                                                                                                   -------------
                     Bank Debt  2.0%.............................................................
$ 4,550,000          Musicland Group, 7.1875% - 7.25%, revolving (Cost $3,578,734) ..............    $ 3,685,500
                                                                                                   -------------
                     Corporate Bonds  20.1%
                     Aerospace/Defense  1.6%
  3,000,000          Sabreliner Corp., senior notes, 12.50%, 04/15/03 ...........................      3,015,000
                                                                                                   -------------
                     Automotive  1.8%
  4,500,000     c    Exide Corp., senior sub. notes, 2.90%, 12/15/05 ............................      2,761,875
  2,000,000     a,d  Harvard Industries, Inc., senior notes, 12.00%, 07/15/04 ...................        690,000
                                                                                                   -------------
                                                                                                       3,451,875
                                                                                                   -------------
                     Chemicals  2.1%
  7,700,000          Lanesborough Corp., senior notes, 10.00%, 04/15/00 .........................      3,927,000
                                                                                                   -------------
                     Electronics  2.7%
  4,936,373     c    Merisel, Inc., senior notes, 11.50%, 01/31/98 ..............................      5,059,783
                                                                                                   -------------
                     Food & Beverages  2.7%
  5,000,000          American Rice, Inc., mortgage, secured notes, 13.00%, 07/31/02 .............      5,150,000
                                                                                                   -------------
                     Food Retailing  0.2%
  2,528,000          Almac, Inc., senior sub. notes, PIK, 11.50%, 11/18/04 ......................        176,960
  7,500,000     a,d  Victory Markets, Inc., notes, 12.50%, 03/15/00 .............................        225,000
                                                                                                   -------------
                                                                                                         401,960
                                                                                                   -------------
                     Gaming & Leisure  3.2%
 12,000,000     a,d  Harrah's Jazz Co., first mortgage, 14.25%, 11/15/01 ........................      5,700,000
                                                                                                   -------------
                     Oil/Gas   1.2%
  2,000,000          TransAmerican Refining Corp., first mortgage, Series 2, 16.50%
                      coupon to 08/15/98, 16.00% thereafter,  02/15/02 ..........................      2,230,000
                                                                                                   -------------
                     Retail  0.2%
  2,000,000     a,d  Rickel Home Centers, units, 13.50%, 12/15/01 ...............................        380,000
                                                                                                   -------------
                     Telecommunications  1.6%
  3,000,000     c    Comcast Cellular Corp., senior notes, 9.50%, 05/01/07 ......................      3,007,500
                                                                                                   -------------
                     Tobacco  2.8%
  2,000,000          Liggett Group, senior notes, Series C, 19.75%, 02/01/99 ....................      1,300,000
     74,000          Liggett Group, senior secured notes, Series C, 19.75%, 02/01/99 ............         48,100
  6,750,000          Liggett Group, S.F., senior secured notes, 11.50%, 02/01/99 ................      3,915,000
                                                                                                   -------------
                                                                                                       5,263,100
                                                                                                   -------------
                           Total Corporate Bonds (Cost $51,322,098) .............................     37,586,218
                                                                                                   -------------
                     Foreign Government Bonds  0.4%
  4,350,000     e    ESCOM, E168, utility deb. (South Africa), 11.00%, 06/01/08 (Cost $1,036,311)        761,433
                                                                                                   -------------
                     Zero Coupon Bonds  89.8%
 10,850,000          FICO Strips, 03/07/01 ......................................................      8,490,666
 12,520,000          FICO Strips, 04/06/01 ......................................................      9,743,426
  5,211,000          FICO Strips, 05/02/01 ......................................................      4,035,487
  1,116,000          FICO Strips, 05/11/01 ......................................................        862,801
  5,253,000          FICO Strips, 05/30/01 ......................................................      4,047,042
  7,348,000          FNMA Strips, 02/01/01 ......................................................      5,792,347

$ 8,100,000          GTC Trust Certificates-Israel, Series 1D, 05/15/01 .........................    $ 6,271,927
 27,226,000     f    GTC Trust Certificates-Israel, Series 2F, 05/15/01 .........................     21,081,418
 13,500,000          International Wireless Communication, senior disc. notes,
                      (original accretion rate 14.00%), 08/15/01 ................................      7,222,500
    500,000     a,d  McCrory Corp., deb., 07/15/94 ..............................................         12,188
  5,500,000          Orion Network Systems, Inc., units, zero coupon
                      to 01/15/02, (original accretion rate 12.50%), 12.50%
                      thereafter, 01/15/07 ......................................................      3,203,750
 40,000,000          REFCO Strips, 04/15/01 .....................................................     31,250,194
 85,249,000     f    U.S. Treasury Strips, 05/15/01 .............................................     66,388,165
                                                                                                   -------------
                           Total Zero Coupon Bonds (Cost $167,371,231) ..........................    168,401,911
                                                                                                   -------------
                           Total Long Term Investments (Cost $257,118,088) ......................    265,922,785
                                                                                                   -------------
                b    Receivables from Repurchase Agreements  3.4%
  6,352,754          Joint Repurchase Agreement, 5.518%, 06/02/97 (Maturity Value $6,364,154) (Cost $6,361,229)
                      B.A. Securities, Inc., (Maturity Value $507,302)
                      Collateral: U.S. Treasury Notes, 5.75% - 5.875%, 10/31/98 - 11/30/01
                      Barclays de Zoete Wedd Securities, Inc., (Maturity Value $450,525)
                      Collateral: U.S. Treasury Notes, 5.875% - 9.25%, 08/15/98 - 10/31/01
                      Bear, Stearns & Co., Inc., (Maturity Value $600,703)
                      Collateral: U.S. Treasury Notes, 5.625% - 6.875%, 06/30/98 - 03/31/02
                      CIBC Wood Gundy Securities Corp., ($600,703)
                      Collateral: U.S. Treasury Notes, 5.00% - 9.25%, 06/30/98 - 02/15/99
                      Daiwa Securities America, Inc., (Maturity Value $600,703)
                      Collateral: U.S. Treasury Notes, 5.50% - 6.75%, 07/31/98 - 08/31/01
                      Donaldson, Lufkin & Jenrette Securities Corp., ($600,703)
                      Collateral: U.S. Treasury Notes 5.625% - 7.75%, 01/31/98 - 01/31/00
                      Fuji Securities, Inc., (Maturity Value $600,703)
                      Collateral: U.S. Treasury Notes, 5.50% - 8.875%, 11/15/97 - 12/31/00
                      Sanwa Securities (USA) Co., L.P., (Maturity Value $600,703)
                      Collateral: U.S. Treasury Bills, 05/28/98
                     U.S. Treasury Notes 5.25% - 8.875%, 07/31/98 - 04/30/02
                      SBC Warburg, Inc., (Maturity Value $600,703)
                      Collateral: U.S. Treasury Notes 6.75%, 05/31/99
                      The Nikko Securities Co. International, Inc., (Maturity Value $600,703)
                      Collateral: U.S. Treasury Notes, 5.125% - 9.125%, 10/31/98 - 05/15/02
                      UBS Securities, L.L.C., (Maturity Value $600,703)
                      Collateral: U.S. Treasury Notes, 6.00% - 6.75%, 05/31/98 - 10/31/01 .......      6,361,229
                                                                                                   -------------
                               Total Investments (Cost $263,479,317)  145.2% ....................    272,284,014
                               Liabilities in Excess of Other Assets  (45.2)% ...................    (84,725,305)
                                                                                                   -------------
                               Net Assets  100.0% ...............................................   $187,558,709
                                                                                                   =============
                     At May 31, 1997, the net unrealized  appreciation  based on the  cost  of  investments  for  income  tax  purposes  of
                      $263,532,871 was as follows:
                       Aggregate gross unrealized appreciation for all investments in which there
                     was an excess of value over tax cost .......................................   $ 32,550,387
                       Aggregate gross unrealized depreciation for all investments in which there
                      was an excess of tax cost over value ......................................    (23,799,244)
                                                                                                   -------------
                       Net unrealized appreciation ..............................................    $ 8,751,143
                                                                                                   =============

PORTFOLIO ABREVIATIONS:
FICO  - Financing Corp.
FNMA  - Federal National Mortgage Association
GTC   - Government Trust Certificates
L.L.C.- Limited Liability Corp.
L.P.  - Limited Partnership
PIK   - Payment-in-Kind
REFCO - Resolution Funding Corp.
S.F.  - Sinking Fund



a  Non-income  producing.
b Face amount for repurchase  agreements is for the underlying  collateral.  See
Note 1g regarding joint repurchase agreement.
c Purchased in a private placement transaction; resale may only be to qualified institutional buyers.
d See Note 7 regarding defaulted  securities.
e Face amount is stated in foreign currency and value is stated in U.S. dollars. f These securities are designated as collateral for reverse repurchase agreement transactions.
g See Note 8 regarding holdings of 5% voting securities.

The  accompanying  notes are an  integral  part of these financial statements.

Financial Statements



Statement of Assets and Liabilities
May 31, 1997 (unaudited)

Assets:
 Investments in securities, at value (identified cost $257,118,088)                                 $265,922,785
 Receivables from repurchase agreements, at value and cost                                             6,361,229
 Interest and dividends receivable                                                                     1,397,489
                                                                                                   -------------
      Total assets                                                                                   273,681,503
                                                                                                   -------------
Liabilities
 Payables:
  Investment securities purchased                                                                         94,500
  Reverse repurchase agreements (Note 1)                                                              84,664,220
  Distributions to shareholders                                                                          920,817
  Accrued interest (Note 1)                                                                              333,954
  Management fees                                                                                         92,425
  Shareholder servicing costs                                                                             12,282
 Accrued expenses and other liabilities                                                                    4,596
                                                                                                   -------------
      Total liabilities                                                                               86,122,794
                                                                                                   -------------
Net assets, at value                                                                                $187,558,709
                                                                                                   =============
Net assets consist of:

 Undistributed net investment income                                                                   $ 239,443
 Net unrealized appreciation on investments
 and translation of assets and liabilities denominated
 in foreign currencies                                                                                 8,805,325
 Accumulated net realized loss from investments
 and foreign currency transactions                                                                    (8,060,824)
 Capital shares                                                                                      186,574,765
                                                                                                   -------------
Net assets, at value                                                                                $187,558,709
                                                                                                   =============
Net assets per share ($187,558,709 / 20,462,600
 shares of capital stock outstanding)                                                                      $9.17
                                                                                                   =============

Statement of Operations
for the six months ended May 31, 1997 (unaudited)


Investment income:
 Interest (Note 1)                                                                    $9,003,679
 Dividends                                                                                44,045
                                                                                   -------------
      Total income                                                                                    $9,047,724
Expenses:
 Management fees (Note 3)                                                                565,609
 Shareholder servicing costs                                                              41,004
 Professional fees                                                                        28,949
 Reports to shareholders                                                                  17,098
 Trustees' fees and expenses                                                               7,315
 Custodian fees                                                                            1,454
 Other                                                                                     7,238
                                                                                   -------------
      Operating expenses                                                                 668,667
 Interest expense (Note 1)                                                             2,355,916
                                                                                   -------------
      Total expenses                                                                                   3,024,583
                                                                                                   -------------
      Net investment income                                                                            6,023,141
                                                                                                   -------------
Realized and unrealized gain (loss) from investments and foreign currencies:
 Net realized loss from:
  Investments                                                                                        (2,592,342)
  Foreign currency transactions                                                                          (1,446)
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                        (5,970,209)
  Translation of assets and liabilities of denominated in foreign currencies                              1,946
                                                                                                  -------------
Net realized and unrealized loss on investments and foreign currencies                               (8,562,051)
                                                                                                  -------------
Net decrease in net assets resulting from operations                                                $(2,538,910)
                                                                                                   =============


Statement  of  Changes  in Net  Assets  for the six  months  ended May 31,  1997
(unaudited) and the year ended November 30, 1996

                                                                                Six months     Year ended
                                                                                ended 5/31/97  11/30/96
Increase (decrease) in net assets:
Operations:
 Net investment income                                                          $ 6,023,141  $ 11,486,497
 Net realized loss from investments and foreign
 currency transactions                                                           (2,593,788)   (1,744,583)
 Net unrealized appreciation (depreciation) on investments
 and translation of assets and liabilities
 denominated in foreign currencies                                               (5,968,263)   22,125,386
                                                                                -------------------------
      Net increase (decrease) in net assets resulting from operations            (2,538,910)   31,867,300
Distributions to shareholders:
 From undistributed net investment income                                        (5,524,906)  (10,791,012)
 In excess of net investment income                                                      --      (258,792)
                                                                                -------------------------
      Net increase (decrease) in net assets                                      (8,063,816)   20,817,496
Net assets:
 Beginning of period                                                            195,622,525   174,805,029
                                                                                -------------------------
 End of period (including undistributed net investment
 income of $239,443 at 5/31/97
 and accumulated distributions in excess of net investment
 income of $258,792 at 11/30/96)                                               $187,558,709  $195,622,525
                                                                                =========================

Statement of Cash Flows
for the six months ended May 31, 1997 (unaudited)
Interest and dividends received                                                               $ 2,167,759
Interest expense paid                                                                          (2,338,512)
Operating expenses paid                                                                          (706,980)
                                                                                            -------------
 Cash used - operations                                                                          (877,733)
                                                                                            -------------
Investment purchases                                                                         (915,961,370)
Investment sales                                                                              921,801,634
                                                                                            -------------
 Cash provided - investments                                                                    5,840,264
                                                                                            -------------
Net increase in reverse repurchase agreement transactions                                         562,375
Distributions to shareholders                                                                  (5,524,906)
                                                                                            -------------
 Cash used - financing activities                                                              (4,962,531)
                                                                                            -------------
Net increase in cash                                                                                   --
Cash at beginning of period                                                                            --
                                                                                            -------------
Cash at end of period                                                                                $ --
                                                                                            =============


The  accompanying  notes are an  integral  part of these financial statements.


Notes to Financial Statements (unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Franklin Principal Maturity Trust (the Fund) was organized as a Massachusetts business trust on November 22, 1988, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund seeks to provide investors with high current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available, and securities restricted as to resale, are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

b. Income Taxes

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses, and Distributions

Dividend  income  and   distributions   to  shareholders  are  recorded  on  the
ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code.

Net realized capital gains or losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and foreign currency transactions. Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions - see Note 8.


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expenses, and Distribution (cont.)

A portion of the distributions received by the Fund may be characterized as tax basis return of capital (ROC) distributions which are not recorded as dividend income, but reduce the cost basis of the securities. ROC distributions exceeding the cost basis of the securities are recognized by the Fund as capital gain.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

g. Joint Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealer recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At May 31, 1997, all outstanding repurchase agreements held by the Fund had been entered into on May 30, 1997.


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (cont.)

h. Reverse Repurchase Agreements

During the period ended May 31, 1997, the Fund entered into reverse repurchase agreements with certain brokers. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed-upon date and price. Such a transaction is accounted for as a borrowing by the Fund, collateralized by securities as identified on the accompanying Statement of Investment in Securities and Net Assets. The difference between the selling price and the repurchase price is accounted for as interest expense. At May 31, 1997, the outstanding reverse repurchase agreement, which was entered into on May 7, 1997, and collateralized by zero coupon bonds issued by the U.S. government or its agencies, will mature within 28 days and is as follows:

              Amount of   Weighted      Weighted       Cost of     Value of
Counterparty  Agreements Average Rate Average Maturity Collateral  Collateral
------------------------------------------------------------------------------
Bear Stearns $84,664,220    5.68%        28 days      $86,318,532  $87,469,583


NOTE 2 - DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At November 30, 1996, for tax purposes, the Fund had capital loss carryovers as follows:

Expiring in: 2002                           $ 121,933
2003                                        3,346,388
                                        =============
                                           $3,468,321
                                        =============

In addition, from November 1, 1996 through November 30, 1996, the Fund incurred approximately $1,945,161 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as having arisen in the year ended November 30, 1997.

For tax purposes, the aggregated cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at May 31, 1997 by $53,554.


NOTE 3 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed weekly and payable monthly at an annualized rate of 0.60% of the Fund's average weekly net assets from June 1, 1993 through May 31, 1997. After May 31, 1997, the Fund will pay fees of 0.45% of its average weekly net assets until May 31, 2001 (the anticipated termination of the Fund).

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by Advisers and computed based on the average daily net assets. It is not a separate expense of the Fund.


NOTE 3 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

b. Other Affiliates and Related Party Transactions

Certain officers and trustees of the Trust are also officers and/or directors of Advisers and FT Services, all wholly-owned subsidiaries of Franklin Resources, Inc.

NOTE 4 - TRUST SHARES

As a result of its initial public offering, 20,355,000 shares of beneficial interest were sold at a price of $10.00 per share. The Fund received proceeds from the sale of $189,301,500, after underwriting discounts of $.70 per share. At May 31, 1997, the Fund has an unlimited number of shares at $.01 par value authorized.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the period ended May 31, 1997 aggregated $21,243,082 and $26,886,434, respectively.

NOTE 6 - STATEMENT OF CASH FLOWS

The Fund's financial statements for the period ended May 31, 1997 include a Statement of Cash Flows in compliance with SFAS 102. Cash used from operations differs from net investment income because of amortization of bond discount, commissions and discounts, bonds paid-in-kind, stock dividends and year-end income and expense accrual changes aggregating $6,900,874.

NOTE 7 - CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 21.2% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower rated quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At May 31, 1997, the Fund held five defaulted securities with a value aggregating $7,007,188, representing 3.74% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 8 - HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. The Fund had investments in such affiliated companies at May 31, 1997 with an aggregate value in the amount of $14,412,645. There were no transactions made in such affiliated issues for the six months ended May 31, 1997.

NOTE 9 - OTHER CONSIDERATIONS

Advisers may serve as a member of various bondholders' committees, representing bondholders' interests in certain corporate restructuring negotiations. Currently the manager serves on the bondholders' committee for Harvard Industries. As a result of this involvement in this committee, Advisers may be in the possession of certain material non-public information. Advisers has not, nor does it intend to sell, any of its holdings in these securities while in possession of material non-public information in contravention of the Federal Securities laws.

NOTE 10 - FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each period are as follows:

                                                                   Year ended November 30,
                                                  ------------------------------------------------------
                                                    1997*     1996     1995      1994      1993     1992
                                                  ------------------------------------------------------
Per Share Operating Performance:
Net asset value at beginning of period            $9.56     $8.54     $7.70     $9.62    $8.09     $8.06
                                                  ------------------------------------------------------
Net investment income                              0.30      0.56      0.52      0.54     0.52      0.46
Net realized and unrealized
 gain (loss) on securities                        (0.42)     1.00      0.91     (1.77)    1.57      0.21
                                                  ------------------------------------------------------
Total from investment operations                  (0.12)     1.56      1.43     (1.23)    2.09      0.67
                                                  ------------------------------------------------------
Less distributions from:
 Net investment income                            (0.27)    (0.53)    (0.59)    (0.59)   (0.52)    (0.46)
 Paid-in capital                                     --        --       --        --        --     (0.18)
 In excess of net investment income                  --     (0.01)      --        --     (0.04)      --
 Capital gains                                       --        --       --      (0.10)      --       --
                                                  ------------------------------------------------------
Total distributions                               (0.27)    (0.54)    (0.59)    (0.69)   (0.56)    (0.64)
                                                  ------------------------------------------------------
Net asset value at end of period                  $9.17     $9.56     $8.54     $7.70    $9.62     $8.09
                                                  ======================================================
Market value per share at end of period+          $8.750    $8.250    $7.500    $7.125   $8.500    $7.500
Total Return++                                     9.43%    17.69%    14.21%    (8.50)%  21.17%     4.88%

NOTE 10 - FINANCIAL HIGHLIGHTS (cont.)

                                                                   Year ended November 30,
                                                  ------------------------------------------------------
                                                    1997*     1996     1995      1994      1993     1992
                                                  ------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (in 000's)            $187,559  $195,623 $174,805  $157,508  $196,895 $165,637
Ratio of expenses to average net assets           3.21%**    3.06%     3.32%     2.60%    2.98%     3.27%
Ratio of net investment income
 to average net assets                            6.45%**    6.20%     6.33%     5.86%    5.74%     5.51%
Portfolio turnover rate                           7.98%     27.37%    30.57%    45.19%   70.91%    61.69%
Average commission rate+++                        0.0600     0.0564     --        --        --       --

*For the six months ended May 31, 1997.

**Annualized

+Based on the last sale on the New York Stock Exchange

++Total return measures the change in the market price of an investment over the periods indicated. It is not annualized. It reflects the change in market value of the capital shares, and assumes reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

+++Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.





Franklin Prinicpal Maturity Trust Semi-Annual Report May 31, 1997


APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the composition of the fund's securities on May 31, 1997, based on total market value.

Portfolio Composition

Treasury/Agency Zero-CouponBonds                      58.1%
Common Stocks                                         18.3%
Corporate Bonds                                       14.2%
Corporate Zero-Coupon Bonds                            3.8%
Other                                                  5.6%